Exhibit 10.6

SHARED WAREHOUSE AND LOGISTICS ACTIVITIES AGREEMENT

By this private instrument, the parties qualified below:

SOMOS SISTEMAS DE ENSINO S.A., a company headquartered in the City of São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, KM 136, block 02, module 02, Eugênio de Mello District, Postal Code 12247-004, enrolled with the National Corporate Taxpayers’ Register (CNPJ/MF) under No. 49.323.314/0009-71, with its articles of incorporation filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35905163183, herein represented pursuant to its bylaws (“Somos Sistemas”);

EDITORA E DISTRIBUIDORA EDUCACIONAL S.A., a company headquartered in the city of São José dos Campos, state of São Paulo, at Rodovia Presidente Dutra, KM 136, block 02, module 01, part A, Eugênio de Mello District, Postal Code 12247-004, enrolled with the CNPJ/MF under No. 38.733.648/0129-03, with its articles of incorporation, registered with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35905893564, represented herein pursuant to its bylaws (“EDE “);

SARAIVA EDUCAÇÃO S.A., a company headquartered in the City of São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, KM 136, block 04, module 05, Eugênio de Mello District, Postal Code 12247-004, enrolled with the CNPJ/MF under No. 50.268.838/0001-39, with its articles of incorporation filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35300497911, represented herein pursuant to its bylaws (“Saraiva”);

EDITORA ÁTICA S.A., a company headquartered in the City of São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, KM 136, block 02, module 06, Eugênio de Melo District, Postal Code 12247-004, enrolled CNPJ/MF under No. 61.259.958/0041-83, with its articles of incorporation filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35902350071, represented herein pursuant to its bylaws (“Editora Ática”);

EDITORA SCIPIONE S.A., a company headquartered in the City of São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, KM 136, block 02, module 05, Eugênio de Mello District, Postal Code 12247-004, enrolled with CNPJ/MF under No. 44.127.355/0006-26, with its articles of incorporation filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35902350071, herein represented pursuant to its bylaws (“Editora Scipione”)

SGE COMÉRCIO DE MATERIAL DIDÁTICO LTDA., company headquartered in the City of São Paulo, State of São Paulo, at Rodovia Presidente Dutra, KM 136, block 02, mezzanine, 2nd floor, room 1, Eugênio de Mello District, Postal Code 12247-004, enrolled with the CNPJ/MF under No. 12.708.358/0001-52, with its articles of association filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35230993655, represented herein pursuant to its articles of association (“SGE”);

LIVRARIA LIVRO FÁCIL LTDA., company headquartered in the city of São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, KM 136, block 01, module 01, Eugênio de Mello District, Postal Code 12247-004, enrolled with CNPJ/MF under No. 96.318.142/0016-57, with its articles of incorporation, filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35905611518, represented herein pursuant to its articles of association (“Livro Fácil”); and

SOMOS IDIOMAS S.A., a company headquartered in the City of São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, KM 136, block 02, module 04, part A, Eugênio de Mello District, Postal Code 12247-004, enrolled with CNPJ/MF under No. 03.824.725/0021-36, with its articles of incorporation filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35905607367, represented herein, in accordance with its bylaws (“Somos Idiomas”);

MAXIPRINT EDITORA LTDA., a company headquartered in the City of São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, KM 136, Block 04, Module 01, Eugênio de Mello District, Postal Code 12247-004, enrolled with the CNPJ/MF under No. 80.190.796/0001-21, with its articles of incorporation filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35228770318, represented herein pursuant to its bylaws (“Maxiprint”);

SABER SERVIÇOS EDUCACIONAIS S.A., a company headquartered in the City of São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, KM 136, block 02, module 01, Part B, Eugênio de Mello District, Postal Code 12247-004, enrolled with CNPJ/MF under No. 03.818.379/0023-45, with its articles of incorporation filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35905821601, represented herein pursuant to its bylaws (“Saber”);

SARAIVA SOLUÇÕES EDUCACIONAIS S.A., a company headquartered in the City of São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, KM 136, block 02, module 03, Eugênio de Mello District, Postal Code 12247-004, enrolled with the CNPJ/MF under No. 24.081.734/0002-91, with its articles of incorporation filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35905218689, represented herein pursuant to its bylaws (“Saraiva Soluções”);

EDITORA JOAQUIM LTDA., a company headquartered in the City of São Paulo, State of São Paulo, at Avenida das Nações Unidas, 7221, Floor 1, Sector C, Space 3, Pinheiros, Postal Code 05425- 902, enrolled with CNPJ/MF under No. 20.000.183/0001-52 with its articles of association filed with the State of Sao Paulo Commercial Registry under State Registration Number NIRE 35228291509, herein represented pursuant to its bylaws (“Joaquim” );

EDITORA PIGMENTO LTDA., a company headquartered in the City of São Paulo, State of São Paulo, at Avenida das Nações Unidas, 7221, Floor 1, Sector C, Space 1, Pinheiros, Postal Code 05425- 902, enrolled with the CNPJ/MF under No. 19.962.101/0001-71 with its articles of association filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35228275741, represented herein pursuant to its bylaws (“Pigmento”);

EDITORA TODAS AS LETRAS LTDA., a company headquartered in the City of São Paulo, State of São Paulo, at Avenida das Nações Unidas, 7221, Floor 1, Sector C, Space 2, Pinheiros, Postal Code 05425-902, enrolled with the CNPJ/MF under No. 19.962.104/0001-05, with its articles of association filed with the State of São Paulo Commercial Registry, under NIRE 35228291509, represented herein pursuant to its bylaws (“Todas as Letras”);

SB SISTEMA DE ENSINO E EDITORA LTDA., a company headquartered in the City of São José dos Campos, State of São Paulo, at Rodovia Presidente Dutra, KM 136, Block 04, Sector 02, Exhibit A, Eugênio de Mello District, Postal Code 12247-004, enrolled with the CNPJ/MF under No. 28.567.073/0002-60, with its articles of association filed with the State of São Paulo Commercial Registry, under State Registration Number NIRE 35905674218, represented herein pursuant to its articles of association (“SB Sistema”);

Somos Sistemas, EDE, Saraiva, Editora Ática, Editora Scipione, Livro Fácil, Somos Idiomas, Maxiprint, Saber, Saraiva Soluções, Joaquim, Pigmento, Todas as Letras and SB Sistema, hereinafter referred to jointly as “Parties” and, individually, as “Party”.

WHEREAS:

(i) the Parties are part of the same economic group, hereinafter referred to as “Economic Group”;

(ii) the Economic Group, in general, has as its purpose the development of or participation as a partner or shareholder in companies that explore (i) the administration of ‘activities of early childhood education, elementary, secondary, high-school substitution program, pre-university, college, professional, graduate studies, free courses and/or other related educational activities; and (ii) wholesale and retail trade, distribution, import, export of textbooks, educational books, magazines and other publications aimed at early childhood education, elementary, secondary, high-school substitution program, pre-university, higher, professional, graduate studies, free courses and/or other related educational activities, as well as licensing for school and pedagogical products;

(iii) the Economic Group intends to optimize its activities by sharing expenses incurred in the use of the Distribution Center (“CD”), located in the city of São José dos Campos, state of São Paulo, at Rodovia Presidente Dutra, KM 136, Eugênio de Mello District, Postal Code 12247-004, to be used in a shared way by the Parties, to meet common needs;

(iv) the use of the CD corresponds to an ancillary activity to achieve the commercial purposes of the parties, being subject to sharing by the Parties, according to their operational needs;

(v) Somos Sistemas shall bear the direct costs of use of the CD and, therefore, shall bear all the corresponding common costs and expenses (“Expenses”); and

(vi) the Expenses shall be apportioned between the Parties, under the expense sharing regime so that part of the Expenses borne by Somos Sistemas shall be reimbursed by the Parties.

NOW THEREFORE, the Parties hereby enter into this Expenses Sharing Agreement (“Agreement”), which shall be governed by the terms and conditions set out below.

1. PURPOSE

1.1. The purpose of this Agreement is the sharing of expenses arising from the use of the CD between the Parties, including expenses related to lease, payroll and related expenses of the employees who operate the CD; contracting of temporary labor; rent of machinery and equipment; cleaning and security utilities; maintenance; and third-party services and the apportionment of the corresponding expenses.

1.2. The Parties shall reimburse Somos Sistemas for any and all Expenses incurred by it, in relation to the use of the CD, in relation to the portion actually used by the Parties, according to the criteria described in Section 2.2 below.

2. APPORTIONMENT POLICY

2.1. For purposes of determining the amount of Expenses to be subject of the apportionment and reimbursement, the Parties shall adopt the criteria of square meters effectively used (“M²”), where the percentage of each of the parties shall be defined based on the useful area corresponding to the number of square meters of the CD actually used in its activities, compared to the total useful area of the CD.

2.2. The Parties agree that the calculation of Expenses to be reimbursed based on the above criteria shall be done by Somos Sistemas, and the former reserves the right to revise such calculations.

2.2.1. Somos Sistemas undertakes to prepare monthly spreadsheets of shared activities, identifying which Expenses shall be reimbursed by the Parties, through a debit note, under the terms of this Agreement.

2.3. Each of the Parties shall keep, for the period required by law, all documentation related to the lease of the CD, including, without limitation, proof of deposit and contracts in general, in perfect order and in specific files, for any consultation, by the other Party, which may be requested at any time.

3. FORM, PAYMENT TERMS AND CONDITIONS

3.1. The reimbursement of Expenses related to a given calendar month shall be presented by Somos Sistemas by the tenth business day of the month following the knowledge of Expenses and shall be reimbursed up to thirty (30) days after the issue of the sharing charge.

3.2. In the event of late payment described in Section 3.1. above, the amount shall be levied on the overdue amount, in addition to the pro rata die inflation restatement, calculated by the accumulated percentage variation of the Broad National Consumer Price Index (“IPCA”) or, in the absence or impossibility of its application, based on the variation of the IGP-DI or IPC of FGV, or another that may replace them, to a very non-compensatory amount of two percent (2%) on the amounts due, and default interest at the rate of one percent (1.0%) per month.

4. ACCOUNTING

4.1. Each Party shall recognize as an expense in its accounting only the amount actually borne after the apportionment of Expenses provided for in this Agreement.

5. TERM AND TERMINATION

5.1. This Agreement shall remain in force for the period of one year counted from its signature, being automatically renewed for the same period, except in the case of questioning by either Party.

5.2. This Agreement shall be considered immediately terminated, without the need for prior communication between the Parties, in the event of a change in the shareholding control of any of the Parties that implies the withdrawal of one of them from the Economic Group.

5.3. At any time, either Party may unilaterally terminate this Agreement, by giving written notice to the other Party at least ninety (90) days in advance.

6. CONFIDENTIALITY

6.1. The term “Confidential Information”, for the purposes of this Agreement, shall include all disclosures made by either Party to the other and to their respective affiliates, officers, directors, employees and agents, either verbally or in writing, even if any such disclosure is identified as such or is signed as “Confidential”, “All Rights Reserved”, or similar connotation designation. Each Party agrees that any Confidential Information that has been, or shall be disclosed (directly or indirectly) to them shall be kept confidential by the receiving Party and its respective officers, directors, employees and agents, and shall not be disclosed by any receiving Party, its respective officers, directors, employees and agents to any third parties, without the prior express consent of the disclosing Party. The Information shall not be considered “Confidential Information” when:

a) is or becomes of general knowledge other than as a result of disclosure by the Parties;

b) has been made available to the Parties without confidentiality prior to its disclosure under the terms of this Agreement;

c) is or becomes available to the Parties without confidentiality from a person other than the Parties who, to the best of their knowledge, is not otherwise bound by confidentiality obligations to the Parties; or

d) is developed by the Parties independently.

6.2. If the Parties or any of their respective officers, directors, employees and agents are required to disclose any Confidential Information under the terms of any applicable law, they must, in advance, inform such Party to the holder of the Confidential Information.

7. MISCELLANEOUS PROVISIONS

7.1. All communications and notices arising from this Agreement shall be made in writing and shall be delivered in person, sent by registered letter, to the address specified in the qualification of the Parties, or any other address that the parties specify by written notice.

7.2. Any and all modifications, alterations or amendments to this Agreement shall only be valid if made by written instrument, signed by the Parties.

7.3. This Agreement binds the Parties and their respective authorized successors. Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the other Party.

7.4. If any of the Parties fails to exercise any of their rights, such failure cannot be considered a waiver or novation and shall not affect the subsequent exercise of such rights.

8. JURISDICTION.

8.1. The Parties elect the jurisdiction of the Judicial District of São Paulo, State of São Paulo, to settle any doubts and/or questions arising from this Agreement, waiving any other, however privileged it may be.

And, in witness whereof, the Parties execute this instrument in two (2) counterparts of the same content and form, for one purpose, together with the two (2) undersigned witnesses.

January 2, 2020.

Somos Sistemas de Ensino S.A.

(sgd)	(sgd)
Mário Ghio Júnior	Clovis Poggetti Jr
Undergraduate Academic Vice President	Financial Vice President
Kroton Educacional

Editora e Distribuidora Educacional S.A.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	Individual Taxpayers’ Register (CPF): [****] [****]
Individual Taxpayers’ Register (CPF): [****] [****]

Saraiva Educação S.A.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Editora Ática S.A.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

SGE Comércio de Material Didático Ltda.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Livraria Livro Fácil Ltda.

(sgd)	(sgd)
Mário Ghio Júnior	Clovis Poggetti Jr
Undergraduate Academic Vice President	Financial Vice President

Kroton Educacional

Somos Idiomas S.A.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Maxiprint Editora Ltda.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Saber Serviços Educacionais S.A.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Saraiva Soluções Educacionais S.A.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Editora Joaquim Ltda.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Editora Pigmento Ltda.

(sgd)	(sgd)

César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Editora Todas as Letras Ltda.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

SB Sistema de Ensino e Editora Ltda.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Witnesses:

1. (sgd)	2. (sgd)
Name: Juliana P. I. G. Camargo	Name: Cleyton Pereira da Silva
Identity Card (RG): [****]	Identity Card (RG): [****]
Individual Taxpayers’ Register (CPF): [****]	Individual Taxpayers’ Register (CPF): [****]

Pages initialed.